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                                                                   EXHIBIT 10.16








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                              ATC TELEPORTS, INC.

                             1999 Stock Option Plan

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                               Table of Contents
                               -----------------
                                                                            Page
                                                                            ----
 1.  PURPOSE................................................................   1

 2.  ADMINISTRATION OF THE PLAN.............................................   1

 3.  OPTION SHARES..........................................................   2

 4.  AUTHORITY TO GRANT OPTIONS.............................................   2

 5.  WRITTEN AGREEMENT......................................................   2

 6.  ELIGIBILITY............................................................   2

 7.  OPTION PRICE...........................................................   3

 8.  DURATION OF OPTIONS....................................................   3

 9.  VESTING PROVISIONS.....................................................   3

10.  EXERCISE OF OPTIONS....................................................   4

11.  TRANSFERABILITY OF OPTIONS.............................................   5

12.  TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE
     COMPANY................................................................   5

13.  REQUIREMENTS OF LAW....................................................   6

14.  NO RIGHTS AS STOCKHOLDER...............................................   6

15.  EMPLOYMENT OBLIGATION..................................................   6

16.  FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE........................   7

17.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.............................   7

18.  AMENDMENT OR TERMINATION OF PLAN.......................................   8

19.  CERTAIN RIGHTS OF THE COMPANY..........................................   9

20.  GOVERNING LAW..........................................................  10

21.  EFFECTIVE DATE AND DURATION OF THE PLAN................................  10


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                              ATC TELEPORTS, INC.

                             1999 STOCK OPTION PLAN

     1. PURPOSE

     The purpose of this 1999 Stock Option Plan (the "Plan") is to encourage directors, officers and employees of and consultants and other persons providing services to ATC Teleports, Inc. (the "Company") and its Affiliates (as hereinafter defined) to continue their association with the Company and its Subsidiaries, by providing opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options (the "Options") which may be options designed to qualify as incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (an "ISO"), or Options not intended to qualify for any special tax treatment under the Code (a "NQO"). The term "Affiliate" as used in the Plan means a corporation or other business organization which owns in the Company, or in which the Company or any such corporation or other business entity owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock.

     2. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors (the "Board"). The Committee shall from time to time determine to whom options or other rights shall be granted under the Plan, whether options granted shall be ISOs or NQOs, the terms of the options or other rights, and the number of shares that may be granted under options. The Committee shall report to the Board the names of individuals to whom stock or options or other rights are to be granted, the number of shares covered, and the terms and conditions of each grant. The determinations described in this Section 2 may be made by the Committee or by the Board, as the Board shall direct in its sole and absolute discretion, and references in the Plan to the Committee shall be understood to refer to the Board in any such case.

     The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan and of Options, shall be subject to the determination of the Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 as ISOs to qualify as incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act, and, for so long as Section 162(m) of the Code is applicable to the Company, an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder. If, however, the Committee is not comprised of two or more "outside directors," then, although the Committee may still administer the Plan, the Compensation Committee of the Board of Directors of American Tower Corporation, so long as it is the parent of the Company, or such other committee that makes grants pursuant to the parent's stock option or similar plan, shall make grants of options or other rights under the Plan (if the Compensation Committee or such committee consists of two or more members who are "outside directors").

     With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

     3. OPTION SHARES

     The stock subject to Options under the Plan shall be shares of Common Stock, par value $.01 per share (the "Stock"). The total amount of the Stock with respect to which Options may be granted (the "Option Pool"), shall not exceed in the aggregate 1,000,000 shares; provided, however, such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Section 17. If an outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the Optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan. The maximum number of shares of Stock subject to Options that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 500,000 shares, subject to adjustment in accordance with the provisions of Section 17.

     4. AUTHORITY TO GRANT OPTIONS

     The Committee may determine, from time to time, which employees of the Company or any Affiliate or other persons shall be granted Options under the Plan, the terms of the Options (including without limitation whether an Option shall be an ISO or a NQO) and the number of shares which may be purchased under the Option or Options. Without limiting the generality of the foregoing, the Committee may from time to time grant: (a) to such employees (other than employees of an Affiliate which is not a corporation) as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options will to the extent so designated at the time of grant constitute an ISO; and (b) to such eligible directors, employees or other persons as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options shall constitute a NQO. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

     5. WRITTEN AGREEMENT

     Each Option granted hereunder shall be embodied in an option agreement (the "Option Agreement") substantially in the form of Exhibit 1, which shall be signed by the Optionee and by the Chief Executive Officer, the Chief Operating Officer, Chief Financial Officer, the General Counsel or the Corporate Controller of the Company for and in the name and on behalf of the Company. An Option Agreement may contain such restrictions on exercisability and such other provisions not inconsistent with the Plan as the Committee in its sole and absolute discretion shall approve.

     6. ELIGIBILITY

     The individuals who shall be eligible for grant of Options under the Plan shall be employees (including officers who may be members of the Board), directors who are not employees and other individuals, whether or not employees, who render services of special importance to the management, operation or development of the Company or an Affiliate, and who have contributed or may be expected to contribute to the success of the Company or an Affiliate. An employee, director or other person to whom an Option has been granted pursuant to an Option Agreement is hereinafter referred to as an "Optionee."

     7. OPTION PRICE

     The price at which shares of Stock may be purchased pursuant to an Option shall be specified by the Committee at the time the Option is granted, but shall in no event be less than the par value of such shares and, in the case of an ISO, except as set forth in the following sentence, one hundred percent (100%) of the fair market value of the Stock on the date the ISO is granted. In the case of an employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, the price at which shares of Stock may be so purchased pursuant to an ISO shall be not less than one hundred and ten percent (110%) of the fair value of the Stock on the date the ISO is granted.

     For purposes of the Plan, the "fair market value" of a share of Stock on any date specified herein, shall mean (a) the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case (i) as reported on the New York Stock Exchange Composite Tape, or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or (iii) if not then listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System; or (b) if the Stock is not quoted on such National Market System, (i) the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ, or (ii) if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Committee; or (c) if the Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Committee (which shall be entitled to take into account that the Stock may be illiquid, may be subject to restrictions on transfer or may constitute a minority interest in the Company); provided, however, that any method of determining fair market value employed by the Committee with respect to an ISO shall be consistent with any applicable laws or regulations pertaining to "incentive stock options."

     8. DURATION OF OPTIONS

     The duration of any Option shall be specified by the Committee in the Option Agreement, but no Option shall be exercisable after the expiration of ten
(10) years from the date such Option is granted. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, no ISO shall be exercisable after the expiration of five (5) years from the date such Option is granted.
The Committee, in its sole and absolute discretion, may extend any Option theretofore granted.

     9. VESTING PROVISIONS

     Each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Committee, in its sole and absolute discretion, may provide in the Option Agreement. The Committee may, in its sole and absolute discretion, accelerate Options, in whole or in part, on such terms and conditions as the Committee may, in its sole and absolute discretion, determine.

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

     10. EXERCISE OF OPTIONS

     Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this Section, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Committee in its sole and absolute discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

     Alternatively, if the Option Agreement so specifies, and subject to such rules as may be established by the Committee, payment of the option price may be made through a so-called "cashless exercise" procedure, under which the Optionee shall deliver irrevocable instructions to a broker to sell shares of Stock acquired upon exercise of the Option and to remit promptly to the Company a sufficient portion of the sale proceeds to pay the option price and any tax withholding resulting from such exercise.

     Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock owned by the Optionee; provided, however, that the Optionee may not make payment in shares of Stock that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless and until he has held the shares until at least two (2) years after the date the ISO (or such other incentive stock option) was granted and at least one (1) year after the date the ISO (or such other option) was exercised. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company in payment of the option price of the shares with respect of which such Option is exercised (a) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind, and having a fair market value on the date of delivery of such notice equal to the option price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates; and (b) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Committee in its sole and absolute discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section, the Committee, in its sole and absolute discretion,
(i) may refuse to accept shares of Stock in payment of the option price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Committee to accept such shares of Stock and (ii) may accept, in lieu of actual delivery of stock certificates, an attestation by the Optionee substantially in the form attached herewith as Exhibit C or such other form as may be deemed acceptable by the Committee that he or she owns of record the shares to be tendered free and clear of all liens, claims and encumbrances of every kind.

     Alternatively, if the Option Agreement so specifies, payment of the option price may be made in part by a full recourse promissory note executed by the Optionee and containing the following terms and conditions (and such others as the Committee shall, in its sole and absolute discretion, determine from time to time): (a) it shall be collaterally secured by the shares of Stock obtained upon exercise of the Option; (b) repayment shall be made on demand by the Company and, in any event, no later than three (3) years from the date of exercise; and (c) the note shall bear interest at a rate as determined by the Committee, payable monthly out of a payroll deduction provision; provided, however, that notwithstanding the foregoing (i) an amount not less than the par value of the shares of Stock with respect to which the Option is being exercised must be paid in cash, cash equivalents, or shares of Stock in accordance with this Section, and (ii) the payment of such exercise price by promissory note does not violate any applicable laws or regulations, including, without limitation, Delaware corporate law or applicable margin lending rules. The decision as to whether to permit partial payment by a promissory note for shares of Stock to be issued upon exercise of any Option granted shall rest entirely in the sole and absolute discretion of the Committee.

     As promptly as practicable after the receipt by the Company of (a) written notice from the Optionee setting forth the number of shares of Stock with respect to which such Option is to be exercised and (b) payment of the option price of such shares in the form required by the foregoing provisions of this Section, the Company shall cause to be delivered to such Optionee certificates representing the number of shares with respect to which such Option has been so exercised (less a number of shares equal to the number of shares as to which ownership was attested under the procedure described in clause (ii) of the next preceding paragraph).

     11. TRANSFERABILITY OF OPTIONS

     Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Optionee, except that the Committee may, subject to such conditions as it shall, in its sole and absolute discretion, determine, specify in an Option Agreement that pertains to an NQO that the Optionee may transfer such NQO to a member of the Immediate Family of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

     12. TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE COMPANY

     For purposes of this Section, employment by or involvement with (in the case of an Optionee who is not an employee) an Affiliate shall be considered employment by or involvement with the Company. Except as otherwise set forth in the Option Agreement, after the Optionee's termination of employment with the Company other than by reason of death or disability, including his retirement in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of the date of its expiration or three (3) months after the date of such termination or retirement. After the death of the Optionee, his or her executors, administrators or any persons to whom his or her Option may be transferred by will or by the laws of descent and distribution shall have the right to exercise the Option to the extent to which the Optionee was entitled to exercise the Option. The Committee may, subject to such conditions as it shall, in its sole and absolute discretion, determine, specify in an Option Agreement that, in the event that such termination is a result of disability, the Optionee shall have the right to exercise the Option pursuant to its terms as if such Optionee continued as an employee; provided, however, that any such Option that is an ISO shall, in order to preserve its status as such, be required to be exercised with twelve (12) months of such termination.

     Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the Optionee for purposes of the Plan, provided that either (a) such absence is for a period of no more than ninety (90) days or (b) the Employee's right to re-employment after such absence is guaranteed either by statute or by contract.

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

     For Optionees who are not employees of the Company, options shall be exercisable for such periods following the termination of the Optionee's involvement with the Company as may be set forth in the Option Agreement.

     13. REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares of Stock upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon exercise of any Option the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act and Blue Sky Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration and compliance is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall not be obligated to take any action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky Law.

     Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit transfer of shares of Stock if in the opinion of its legal counsel such transfer would violate federal or state securities laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of Stock received upon exercise of any Option (or any other shares or securities derived therefrom) which is not in accordance with the provisions of this Section shall be void and of no effect and shall not be recognized by the Company.

     Legend on Certificates.  The Committee may cause any certificate
     ----------------------
representing shares of Stock acquired upon exercise of an Option (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

     14. NO RIGHTS AS STOCKHOLDER

     No Optionee shall have any rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares; except as otherwise provided in Section 17, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

     15. EMPLOYMENT OBLIGATION

     The granting of any Option shall not impose upon the Company or any Affiliate any obligation to employ or continue to employ any Optionee, or to engage or retain the services of any person, and the right of the Company or any Affiliate to terminate the employment or services of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him or her. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment or services for any reason.

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

     16. FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE

     Notwithstanding any provision of the Plan to the contrary, if the Committee determines, after full consideration of the facts presented on behalf of the Company and an Optionee, that

          (a) the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment by or involvement with the Company or an Affiliate, which damaged the Company or an Affiliate, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or an Affiliate or of a third party who has entrusted such information to the Company or an Affiliate, or

          (b) the Optionee's employment or involvement was otherwise terminated for "cause," as defined in any employment agreement with the Optionee, if applicable, or if there is no such agreement, as determined by the Committee, which may determine that "cause" includes among other matters the willful failure or refusal of the Optionee to perform and carry out his or her assigned duties and responsibilities diligently and in a manner satisfactory to the Committee, or the material breach by the Optionee of any rules of conduct, policies or regulations of the Company or any Affiliate, then the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a)) or such termination (in the case of (b)) and the Optionee shall forfeit all unexercised Options. If an Optionee whose behavior the Company asserts falls within the provisions of (a) or (b) above has exercised or attempts to exercise an Option prior to a decision of the Committee, the Company shall not be required to recognize such exercise until the Committee has made its decision and, in the event of any exercise shall have taken place, it shall be of no force and effect (and void ab initio) if the Committee makes an adverse determination; provided, however, if the Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised such Option retroactively as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company or an Affiliate shall be final, binding and conclusive. No decision of the Committee, however, shall affect in any manner the finality of the discharge of such Optionee by the Company or an Affiliate.

     17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of shares of Stock in the Option Pool (less the number of shares theretofore delivered upon exercise of Options) and the number of shares of Stock covered by any outstanding Option and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from any subdivision, split, combination or consolidation of shares of Stock or the payment of a dividend in shares of stock or other securities of the Company on the Stock. The decision of the Board as to the adjustment, if any, required by the provisions of this Section shall be final, binding and conclusive.

     If the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of Stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

     Except as otherwise provided in the preceding paragraph, if the Company is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, or if other circumstances occur in which the Board in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an "Applicable Event"), then (a) each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Stock, such stock or other securities or property as he or she would have received had he exercised such option immediately prior to the Applicable Event; (b) the Board may, in its sole and absolute discretion, waive, generally or in one or more specific cases, any limitations imposed pursuant to Section 9 so that some or all Options from and after a date prior to the effective date of such Applicable Event, specified by the Board, in its sole and absolute discretion, shall be exercisable in full or in part; (c) the Board may, in its sole and absolute discretion, cancel all outstanding and unexercised Options as of the effective date of any such Applicable Event; (d) the Board may, in its sole discretion, convert some or all Options into options to purchase the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (e) the Board may, in its sole and absolute discretion, assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options to purchase Stock, whether pursuant to this Plan or not, pursuant to an Applicable Event; provided, however, notice of any such cancellation pursuant to clause (c) shall be given to each holder of an Option not less than thirty (30) days preceding the effective date of such Applicable Event, and provided further, however, that the Board may, in its sole and absolute discretion, waive, generally or in one or more specific instances, any limitations imposed pursuant to Section 9 with respect to any Option so that such Option shall be exercisable in full or in part, during such thirty (30) day period.

     Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or series or securities convertible into or exchangeable or exercisable for shares of Stock or other securities of any class or series for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

     18. AMENDMENT OR TERMINATION OF PLAN

     The Board may, in its sole and absolute discretion, modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan either to any one person or in the aggregate; or change the class of persons eligible to receive ISOs. Notwithstanding the preceding sentence, the Board shall in all events have the power and authority to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option

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

as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment.

     19. CERTAIN RIGHTS OF THE COMPANY

     Voluntary or Involuntary Transfers of Stock.  Except as may be set forth in
     -------------------------------------------
any applicable Optionee/Stockholder Agreement, shares of Stock acquired by an Optionee pursuant to the exercise of an Option or Options granted under the Plan shall not be voluntarily transferred by the Optionee without the prior written consent of the Committee, which consent may be withheld or conditioned as the Committee, in its sole and absolute discretion, determine. If such shares of Stock are subject to an involuntary transfer, including by reason of death, a divorce settlement or judicial proceeding, the Company shall have the assignable right to repurchase all or any such shares (including any shares of other securities of the Company derived therefrom) at a price equal to the Repurchase Price at the time of the involuntary transfer event. The Company may exercise its repurchase right no earlier than one hundred eighty (180) days after the exercise of the Option (or one or more such exercises) and no later than three hundred and sixty-five (365) days following the later of (a) the date of such involuntary transfer of such shares of Stock, and (b) the Committee's receipt of written notice of the occurrence of such transfer event. Any such shares of Stock (or other shares or securities) as to which the Company does not exercise its repurchase rights within such period shall thereafter be free of the foregoing restrictions.

     Termination of Employment or Involvement.  If the Optionee's employment by
     ----------------------------------------
or involvement with the Company (including, for this purpose, any Affiliate) shall terminate for any reason other than the Optionee's death or a Justifiable Termination (as defined below) or Optionee's retirement for reasons of age or disability in accordance with the then policy of the Company, the Company shall have the right to repurchase all or any of such shares of Stock (or other shares or securities derived therefrom) at a price equal to the Repurchase Price at the time of such repurchase. In addition, if at the time of such termination an Optionee holds an Option granted under the Plan which is by its terms exercisable after such termination, the Company shall have the assignable right to repurchase all or any part of the shares of Stock acquired pursuant to the exercise of such Option, at the Repurchase Price at the time of such repurchase. In the case of a termination on account of any circumstance listed in Section 16(a) or (b) (a "Justifiable Termination"), the Company shall have the right to repurchase all or any of such shares of Stock at the lesser of (i) the exercise price per share or (ii) the Repurchase Price at the time of such repurchase. If the option price for any repurchased shares has been paid by the Optionee's promissory note pursuant to Section 10, then the repurchase price for such shares of Stock shall be first applied to the repayment of the outstanding amount, if any, due under such note in respect of the repurchased shares, and
any accrued but unpaid interest thereon.   The Company's right to repurchase
shares of Stock (or other shares or securities) may be exercised at any time no later than three hundred and sixty-five (365) days following the date of the Optionee's termination of employment or involvement. Any such shares of Stock (or other shares or securities) as to which the Company does not exercise its repurchase rights within such period shall thereafter be free of the foregoing restrictions.

     Repurchase Price.  As used herein the term "Repurchase Price" shall mean
     ----------------
the fair market value of a share of Stock (or other shares or securities) as determined in accordance with the provisions of Section 7, except that in making its determination of fair market value of a share of Stock the Committee shall be entitled to take into account that the shares of Stock (or other shares and securities) may be illiquid, may be subject to restrictions on transfer or may constitute a minority interest in the Company.

     Stockholder Agreement.  Unless the Committee shall, in its sole and
     ---------------------
absolute discretion otherwise determine, it shall be a condition of each Optionee receiving any shares of Stock upon any exercise of an Option that he or she shall enter into the Optionee/Stockholder Agreement, a copy of which has heretofore been delivered to the Optionee.

     Other Provisions.  The Committee may, in its sole and absolute discretion,
     ----------------
require a key employee, as a condition to receiving any option, to enter into a noncompetition agreement in such form as the Committee may, from time to time in its sole and absolute discretion, determine.

     20. GOVERNING LAW

     The Plan shall be governed by and construed and enforced in accordance with the applicable laws of the United States of America and the law (other than the law governing conflict of law questions) of The Commonwealth of Massachusetts except to the extent the laws of any other jurisdiction are mandatorily applicable.

     21. EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective and shall be deemed to have been adopted on November 10, 1999. Unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth
(10th) anniversary of its effective date.

                                      -10-